ADVANCED SERIES TRUST

AST Columbia Adaptive Risk Allocation Portfolio

Supplement dated December 4, 2015 to the

Currently Effective Summary Prospectus, Prospectus

And Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for AST Columbia Adaptive Risk Allocation Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

Effective immediately, Joshua Kutin will join Jeffrey Knight, Orhan Imer, Toby Nangle and Beth Vanney and become co-portfolio manager responsible for the day-to-day management of the Portfolio.

To reflect this change, the Summary Prospectus, Prospectus, and SAI are hereby revised as follows:

        I.            The following information is hereby added to the table in the “Management of the Portfolio” section of the Portfolio’s Summary Prospectus and the “Summary: AST Columbia Adaptive Risk Allocation Portfolio – Management of the Portfolio” section of the AST Prospectus:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Columbia Management Investment Advisers, LLC	Joshua Kutin, CFA	Senior Portfolio Manager	December 2015
II.	The following hereby replaces the section of the AST Prospectus entitled “HOW THE TRUST IS MANAGED: Portfolio Managers – AST Columbia Adaptive Risk Allocation Portfolio”:

AST Columbia Adaptive Risk Allocation Portfolio

The portfolio managers from Columbia Management Investment Advisers, LLC (Columbia) that have primary responsibility for managing the Portfolio are Jeffrey Knight, Orhan Imer, Toby Nangle, Beth Vanney and Joshua Kutin. Biographies for Messrs. Knight, Imer and Nangle, Ms. Vanney, and Mr. Kutin are provided below.

Mr. Knight joined Columbia in February 2013 as Head of Global Asset Allocation. Prior to joining Columbia, Mr. Knight was at Putnam Investments from 1993 to 2013, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a BA from Colgate University and an MBA from Tuck School of Business.

Dr. Imer joined Columbia in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2009. Dr. Imer began his investment career in 2005 and earned a PhD from the University of Illinois at Urbana-Champaign.

Mr. Nangle joined Threadneedle, an investment advisory affiliate of Columbia, as Head of Multi-Asset in 2012. Prior to joining Threadneedle, Mr. Nangle worked at Baring Asset Management, initially in the fixed income team and subsequently as Director of the Multi-Asset Group. Mr. Nangle began his investment career in 1997 and earned a MA (Hons) in history, and an MPhil in international relations from Sidney Sussex College, University of Cambridge.

Ms. Vanney joined Columbia in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999. Ms. Vanney began her investment career in 1990 and earned a BS from the University of Minnesota.

Mr. Kutin joined Columbia in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining Columbia, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a BS from Massachusetts Institute of Technology and an MS in finance from Princeton University.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information with respect to the Portfolio:
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Columbia Management Investment Advisers, LLC	Joshua Kutin**	6/$1.15 billion	None	7/$521,564.91	None

**Information for Mr. Kutin only is as of October 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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